Exhibit 99(c)

                       ARTHUR ANDERSEN LLP




            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To HUBCO, Inc.:

As independent public accountants, we hereby consent to the inclusion in this Form 8-K and incorporation by reference into HUBCO, Inc.'s proxy statement for its 1995 annual meeting and into the Registration Statement on Form S-4 with respect to the acquisition of Urban National Bank of our report dated April 5, 1995 on the financial statements of Jefferson National Bank.

                                              ARTHUR ANDERSEN LLP


Roseland, New Jersey
April 21, 1995